Filed Pursuant to Rule 497(e)
Registration No.: 333-111662

SUNAMERICA SPECIALTY SERIES

SunAmerica Alternative Strategies Fund (the “Fund”)

Supplement dated June 12, 2015 to the

Prospectus dated March 2, 2015

On June 3, 2015, the Board of Trustees (the “Board”) of SunAmerica Specialty Series approved a change in the SunAmerica Alternative Strategies Fund’s name to the “SunAmerica Commodity Fund,” along with certain changes to the Fund’s principal investment strategies and techniques. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s principal investment strategies and techniques, and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is expected to become effective 60 days after filing (the “Effective Date”). It is currently expected that these changes will become effective on or about September 15, 2015.

Currently, the Fund seeks to achieve its investment goal of long-term total return through an actively managed quantitative investment process designed to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. Government securities and other fixed income securities. As described in its Prospectus, under normal market conditions, the Fund seeks to maintain exposure to each of its commodity, hedge fund and managed futures strategies and also invests in U.S. Government and other fixed income securities in order to provide liquidity and income.

As of the Effective Date, the Fund will seek to achieve its investment goal through a strategy that is designed to provide broad exposure to the commodities markets and will no longer pursue its hedge fund and managed futures strategies. The Fund will seek exposure to the commodities markets by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities. A portion of the Fund’s assets will be managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index (the “Index”), and a portion of the Fund’s assets will be managed pursuant to an active strategy designed to outperform the Index. The Fund will not invest directly in commodities. Consistent with the Fund’s current investment strategies, the Fund expects to gain a significant percentage of its exposure to the commodities markets through investments in the Subsidiary.

Wellington Management Company LLP (“Wellington Management”) will serve as the subadviser to the Fund, replacing the Fund’s current subadviser as of the Effective Date. On June 3, 2015, the Board approved a new Subadvisory Agreement (the “New Subadvisory Agreement”) between SunAmerica and Wellington Management with respect to the Fund, which will become effective on the Effective Date. An Information Statement will be sent to shareholders that will include information about Wellington Management and the New Subadvisory Agreement.

Once the changes to the Fund’s name and principal investment strategies and techniques become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s principal investment strategies, techniques and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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